Building a Leading ENT / Allergy Specialty Company Corporate Presentation August 12, 2019

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: potential benefits of XHANCE® and our EDS technology; potential drivers of XHANCE growth; potential benefits of XHANCE sales force expansion, the availability of 7-day samples and the initiation of a DTC pilot; market access objectives; potential benefits of patient affordability programs; potential effects of INS market seasonality on XHANCE prescriptions; the initiation and timing of clinical trials for chronic sinusitis; projected 2019 XHANCE net revenues; projected 2019 operating expenses and stock-based compensation; projected 2019 average XHANCE revenue per prescription; and other statements regarding our future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: physician and patient acceptance of XHANCE; our ability to obtain, maintain and increase insurance coverage for XHANCE (market access); our ability to grow XHANCE prescriptions; uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; market opportunities for XHANCE may be smaller than we believe; unexpected costs and expenses; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward- looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Q2 2019 Key Highlights XHANCE Prescription Volume • 50%+ quarter-over-quarter growth (third consecutive quarter) • Continued growth for both NRx and refill rate in Q2 2019 Average Net Revenue per Prescription • Avg. Net Revenue per TRx of $197 in Q2 2019 and $189 for H1 2019 (in line with full year guidance) Q2 2019 XHANCE Net Revenue of $6.7 Million • 68% growth compared to Q1 2019 • Expect 2019 XHANCE net revenues of $29M to $34M Cash as of June 2019 $ • $144M of cash and equivalents as of June 30, 2019 New Analysis Strengthens XHANCE Message • New post-hoc analyses show that patients who were on an INS prior to study entry in NAVIGATE I/II had improvement when switched to XHANCE 3

XHANCE Launch Update

Commercial Strategy is Successfully Growing XHANCE

And Additional Accelerators Support this Strategy

Differentiate XHANCE on Efficacy

- Newly available post-hoc subgroup analysis on previous INS patients* who switched to XHANCE
- Video evidence illustrating the efficacy of XHANCE

Drive New Patient Starts

- 25% Increase in Sales Territories
- New 7-Day Sample
- Initiated Direct to Consumer (DTC) Pilot in Charlotte, Cleveland and Hartford in August 2019

Access and Affordability

- New payer contracts including access to a previously closed large healthcare system
- Continued expansion of preferred pharmacy network

*patients that reported being on an INS for a minimum of 30 days prior to study entry in Navigate I & II

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Patients with moderate-to-severe symptoms despite using conventional nasal steroids† improved significantly when switched to XHANCE Post-Hoc Analysis of NAVIGATE I/II Pooled Data (n=482): At study entry, a large subgroup (30%) of the patients in the pooled NAVIGATE I/II trials reported using a conventional nasal steroid for a minimum of 30 days prior to study entry. LS Mean Change in LS Mean Change in Congestion - Obstruction at Week 4 Polyp Grade at Week 16 XHANCE XHANCE XHANCE XHANCE EDS-PBO EDS-PBO 186 mcg 372 mcg 186 mcg 372 mcg 0 0 -0.1 -0.13 -0.2 -0.35 -0.2 -0.4 -0.3 -0.6 -0.43 -0.4 -0.8 -0.98 -0.5 Trt. Diff. vs Placebo -0.30 95% CI of Diff. (-0.53, -0.06) -1 Trt. Diff. vs Placebo -0.63 -0.6 -0.63 95% CI of Diff. (-1.08, -0.18) -1.2 -1.29 -0.7 Trt. Diff. vs Placebo -0.50 95% CI of Diff. (-0.73, -0.26) -1.4 Trt. Diff. vs Placebo -0.94 95% CI of Diff. (-1.39, -0.49) This analysis was not pre-specified and was not controlled for multiplicity EDS-PBO: Exhalation Delivery System delivering placebo vehicle; † Based on case record form reports of drug use at study entry, patients reported being 6 on INS or steroid rinse at study entry for a minimum of 30 days and still had moderate-to-severe symptoms and bilateral nasal polyps

DTC Approach: Pilot. Learn. Expand. We invite you to view the XHANCE Television Ad starting the week of August 19th on the XHANCE Facebook page, and on YouTube 7

XHANCE Prescription Volume Grew 51% in Q2 versus Q1 2019 and 17% in July versus June 2019 Strong growth in both new prescriptions and refills drove XHANCE quarterly prescription growth of 51% in Q2 2019. XHANCE TRx +51% XHANCE TRx 35,000 33,949 20,000 +59% +17% vs June 2019 30,000 +50% 15,000 13,770 25,000 22,490 20,000 10,000 15,000 14,106 9,427 10,000 5,000 5,000 0 0 Q3 '18 Q4 '18 Q1 '19 Q2 '19 July 2019 TRx for Intranasal Steroids Market increased 11% from Q3 to Q4 2018, increased 3% from Q4 2018 to Q1 2019, increased 1% from Q1 to Q2 2019 and changed 0% from June to July 2019 8 Estimated based on monthly prescription data from public source (IQVIA) and XHANCE preferred pharmacy network.

XHANCE Share of INS Prescriptions Within the Target Physician Audience is Growing and the Remaining Opportunity is Large Market share within target physician audience has increased consistently in 2019 XHANCE Share of INS TRx Within Target Physician Audience 3.0% 2.9% 2.6% 2.5% 2.3% 2.0% 2.0% 1.7% 1.6% 1.5% 1.2% 1.0% 0.9% 0.5% 0.0% Dec 2018 Jan 2019 Feb 2019 Mar 2019 Apr 2019 May 2019 June 2019 July 2019* The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience. Estimated based on monthly prescription data from public source (IQVIA) and XHANCE preferred pharmacy network. * July market share estimated as of July 26, 2019 9

Q2 2019 Financial Update

Financial Review – Second Quarter 2019 Q2 2019 XHANCE Net Revenues and Average Net Revenue per TRx ($M ) XHANCE Net Revenue Average Net Revenue per TRx Increased 68% in Q2 versus Q1 $6.7 � Average XHANCE net revenue of $197 per TRx in Q2 2019 – 11% Increase compared to $4.0 $177 in Q1 2019 $3.0 � Average XHANCE net revenue of $1.9 $189 per TRx in H1 2019 – Within full year guidance range of $185 to $205 Q3 2018 Q4 2018 Q1 2019 Q2 2019 11

2019 Financial Guidance � Full Year XHANCE net revenue expected to be in the range of $29 - $34 million � Continue to expect Full Year 2019 average net revenue per prescription of XHANCE to be in the range of $185 - $205 � Full Year 2019 Operating Expenses (GAAP) expected to be in the range of $128 – $133 million • $10 – $11 million of which represents stock-based compensation • Second Quarter 2019 Operating Expenses of $31.3 million 12

Pipeline Update

XHANCE Chronic Sinusitis Indication (sNDA)

The Chronic Sinusitis development program includes two Phase 3b clinical trials that are 24-week randomized, double-blind, placebo-controlled, parallel-group, multicenter studies

Study	Details
Study 3205	• First patient enrolled in Q4 2018 • Estimated enrollment: 378 patients • ClinicalTrials.gov Identifier: NCT03781804
Study 3206	• First patient enrolled in Q2 2019 • Estimated enrollment: 399 patients • ClinicalTrials.gov Identifier: NCT03960580

Co-primary endpoints for each trial include an objective measure of inflammation and a subjective measure of symptom relief

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Closing Remarks

Q2 2019 Key Highlights XHANCE Prescription Volume • 50%+ quarter-over-quarter growth (third consecutive quarter) • Continued growth for both NRx and refill rate in Q2 2019 Average Net Revenue per Prescription • Avg. Net Revenue per TRx of $197 in Q2 2019 and $189 for H1 2019 (in line with full year guidance) Q2 2019 XHANCE Net Revenue of $6.7 Million • 68% growth compared to Q1 2019 • Expect 2019 XHANCE net revenues of $29M to $34M Cash as of June 2019 $ • $144M of cash and equivalents as of June 30, 2019 New Analysis Strengthens XHANCE Message • New post-hoc analyses show that patients who were on an INS prior to study entry in NAVIGATE I/II had improvement when switched to XHANCE 16

Investor Relations – NASDAQ: OPTN

Analyst Coverage[1]
BMO: Gary Nachman
Jefferies: David Steinberg
Cantor Fitzgerald: Brandon Folkes
Piper Jaffray: David Amsellem
RBC: Randall Stanicky

At 30 June 2019:

- **$144 million** in cash
- Long-term debt: **$75 million**
- **41.4 million** common shares o/s
- **9.9 million** options & warrants o/s

Optinose Investor Contact

Jonathan Neely, VP, Investor Relations and Business Operations
267-521-0531

investors@optinose.com   www.optinose.com   @optinose

1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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Building a Leading ENT / Allergy Specialty Company Corporate Presentation August 12, 2019